UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-01976

        Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

        New York, NY 10019

(Address of principal executive offices) (Zip code)

John B. Harris

Ruane, Cunniff & Goldfarb L.P.

45 Rockefeller Plaza

34th Floor

        New York, NY 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 686-6884

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Report to Stockholders.

ANNUAL REPORT
December 31, 2023

Sequoia Fund
December 31, 2023

Page

Sequoia Fund
December 31, 2023
Illustration of an Assumed Investment of $10,000 (Unaudited)
The graph below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the ”Fund“) shares were first offered to the public) through December 31, 2023.
Sequoia Fund’s results as of December 31, 2023 appear below with results of the S&P 500 Index for the same periods:
Year ended December 31, 2023	Sequoia Fund	S&P 500 Index*
1 Year	27.83%	26.29%
5 Years (Annualized)	12.16%	15.69%
10 Years (Annualized)	6.77%	12.03%
Since inception (Annualized)**	13.18%	11.12%
The results shown in the graph and table, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end can be obtained by calling SS&C GIDS, Inc. at (800) 686-6884.
*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. companies. The Index does not incur expenses. It is not possible to invest directly in the Index.
**Inception Date: July 15, 1970.
Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain year to date performance as of the most recent quarter end, and copies of the prospectus and summary prospectus, by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus and summary prospectus carefully before investing.
Shares of the Fund are distributed by Foreside Financial Services, LLC (Member of FINRA). An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund
December 31, 2023
Shareholder Letter
January 25, 2024
Dear Sequoia Shareholders:
Sequoia Fund returned 27.83% in 2023, versus 26.29% for the S&P 500. Since the Investment Committee began managing the Fund in June of 2016, Sequoia and the S&P 500 have compounded at 11.25% and 13.59%, respectively.
A year is nothing more than a year, but with that caveat, we are pleased to have slightly outperformed a market with unusually narrow leadership. Two thirds of the S&P 500’s return for the year was attributable to seven stocks, collectively dubbed the “Magnificent Seven” by the popular business press, that now compose an unprecedented 28% of the Index. Much can be, and has been, said about this collection of impressive businesses and its staggering combined market capitalization. Here, we simply note that the Fund managed to edge out the Index last year despite only counting two of these seven stocks as holdings.
As we have written previously, we devoted copious time and energy to re-analyzing the portfolio following our weak result in 2022, and with a few exceptions, we did not detect diminution in the intrinsic values of the businesses underlying the stocks in the portfolio. A year later, we believe the progression of earnings growth and stock prices across many Fund holdings have validated our assessments.
Of the twenty-five securities held by the Fund during 2023, twenty posted positive total returns, sixteen delivered total returns in the double-digits or better, and seven boasted total returns from 40% to over 200%. These seven top-performers included Rolls Royce (+239%), Meta (+194%), Constellation Software (+63%), Alphabet (+58%), SAP (+52%), Capital One Financial (+44%), and Taiwan Semiconductor (+42%). Together, this group accounted for approximately 34% of the Fund's net assets on average in 2023. In short, our fortitude this past year was generally rewarded, and in several cases lavishly so.
We still have plenty of work to do to close the performance gap that opened between the Fund and the Index in 2022, but we believe that while some stock prices in the portfolio have moved back toward intrinsic business values, many have not. Said differently, we believe your capital is invested in attractively priced securities.
By way of example, consider the following holdings: Rolls Royce, Charles Schwab, Elevance Health, Credit Acceptance, Capital One Financial, Liberty Broadband, and Ashtead. Each of these companies trades for a low-double-digit, or lower, multiple of our estimate of normalized earnings per share, yet each of them is capable of compounding earnings per share at a double-digit rate. At year-end 2023, these holdings accounted for almost a third of the Fund’s net assets.
We do not invest by spreadsheet alone, as decades of experience has taught us that business fundamentals, and therefore intrinsic value, can evolve in surprising ways. But over time, owning high quality companies trading for attractive valuations should result in enviable returns. The valuations of the holdings called out above, among others in our portfolio, strike us as particularly attractive.
In a reflection of our confidence in the portfolio, turnover in the Fund was low last year, at approximately 9%. This relatively small amount of activity can be bucketed into exits, trims, adds, and new positions.
Exits last year included Netflix, Bank of America and Micron. We opportunistically added to our Netflix position in late 2022, near what turned out to be the lows. We sold our shares in stages over the course of last year as the stock price recovered and the valuation of the business rose dramatically. As discussed in our Q1 shareholder letter, we exited our investment in Bank of America soon after making it, as our thesis was quickly undermined by the regional banking crisis and the regulatory developments that it catalyzed. As discussed in our Q2 shareholder letter, we exited Micron after the rationale for our investment was strained by rising geopolitical tensions, which have increased investment risks in the high-performance semiconductor industry. These risks are bearable, but we felt it prudent to reduce the portfolio’s exposure to them. We think both Bank of America and Micron were purchased at conservative prices given the facts at hand, but the facts changed and we moved on.
Trims last year included Constellation Software, Universal Music Group, Formula One, and Rolls Royce. We are pleased with how each of these businesses is currently performing. We trimmed our positions in them modestly after carefully considering their valuations and weightings, which had moved higher.
Two additional trims, in Meta and Carmax, were more substantive in nature. When Meta’s stock declined in 2022, we judged it to be significantly mispriced and held our ground through the bottom. We trimmed the position serially last year as the stock soared because we were wary of holding a large position exposed to significant regulatory risks, particularly in Europe. We are comfortable owning Meta at today’s much-reduced weighting and current valuation. The smaller position size reflects our updated assessment of the balance of long-term risk versus reward.
As for Carmax, we reduced our shareholding over the back half of last year. In the used car business, Carmax has no equal, and enjoys an enviable multi-decade track record of growth. The company continues to refine its omnichannel business model, which allows customers to engage physically and/or digitally throughout the entire purchase journey. We believe Carmax’s omnichannel transformation is strategically sound, but the magnitude and pace of investment has pressured earnings to a greater extent than we anticipated.
Carmax is also navigating a weak used car market. The primary culprit is elevated used car prices, which are taking their cue from elevated new car prices. This situation is sure to normalize, but there is no guarantee that it will do so quickly, nor is there any guarantee that a general economic downturn will not sap used-car demand in the meantime. Ultimately, we are comfortable with a reduced weighting in Carmax given the evolving business model, cyclical exposure, and a valuation that we view as attractive but not disproportionately so relative to our other holdings.

Sequoia Fund
December 31, 2023
Shareholder Letter (Continued)
Additions in 2023 included Liberty Broadband, Charles Schwab, Elevance, and Capital One Financial. Liberty Broadband is notable because its stock price declined significantly in 2022 even as earnings per share rose. We added modestly to our position early last year, at roughly eight times our estimate of normalized free cash flow per share.
As a reminder, substantially all the value in Liberty Broadband resides in its stake in cable heavyweight Charter Communications. Admittedly, fundamentals at Charter have been tepid over the past several quarters, with broadband subscriber growth decelerating from mid-single digits to low-single digits. Some of this moderation may stem from the arrival of fixed wireless, which has intensified the battle for price-sensitive subscribers. However, the excess 5G wireless capacity on which fixed wireless relies can only serve a small fraction of the market. Meanwhile, Charter is experiencing record-low churn and pushing through low-single-digit price increases, suggesting that the deceleration in its broadband subscriber growth is due to the general maturation of the market, rather than competitive pressures.
Low-single-digit subscriber growth and low-single-digit price increases might not sound like a terribly exciting combination, but the cable business and the free cash flow it generates are very reliable. Very few households go without broadband, and very few switch providers just to save a few bucks. Our purchase price of eight times normalized cash earnings per share represents a double-digit free cash flow yield, which should deliver an attractive investment return even if Charter’s business stalls. If Charter's revenues and operating income grow modestly, as we believe they will, the company should compound cash earnings per share at a mid-teens or better rate.
Charles Schwab is notable because the business and the stock both had a challenging year. The regional banking panic in the spring of 2023 created an opportunity for us to add to our position below $50 per share. Rising interest rates have impacted the business in ways both predictable and unpredictable, but the net result has been a crimping of earnings that will likely persist for another year or two. Critically, we do not believe any of these transitory dynamics pose, or ever posed, any existential risk to the business. Further, Schwab’s enviable, high-return franchise remains, in our view, entirely intact. If we are right on both these counts, we should generate an attractive return from the current stock price across a range of long-term interest rate scenarios.
Finally, we recently initiated a position in Ashtead Group. The company is domiciled in the UK, but the business is essentially North American. The United States and Canada account for all but a tiny sliver of earnings, and the American CEO and his key lieutenants are all based Stateside. Ashtead, operating under its Sunbelt brand, is a leading player in the equipment rental industry. The advantages of renting equipment, as opposed to buying it, are straightforward. By renting, customers preserve capital, reduce the significant overhead associated with equipment maintenance, and indirectly harness the purchasing power of the large rental companies.
The logic of rental has been transforming, in slow and steady fashion, the US equipment market for many years already. According to the American Rental Association, rental penetration in the US is currently in the mid-50% range, up from the mid-40% range a decade ago. Industry participants and observers alike expect rental penetration to increase further, as rental players enter new equipment categories and offer new rental models.
The structure of the US equipment rental market is telling. Last year, the top ten players accounted for approximately 32% of it. A decade ago, they accounted for approximately 20%. Virtually all the market share gains made by the top ten players over the past decade have accrued to the top two players, Ashtead and United Rental. Last year, these two leaders accounted for approximately 20% of the US equipment rental market. The logic for this ongoing consolidation is no great mystery: In the equipment rental business, bigger is better. Scale drives equipment purchasing advantages and operating efficiencies.
We expect rental’s penetration of the US equipment market to increase in the years to come, and we expect Ashtead’s share of the equipment rental market to rise as well. Ashtead is highly likely to be a bigger business in the future. The market trends are well established, and the source of the company’s advantage is easy to apprehend.
Ashtead’s business is economically sensitive, though less so than it used to be. Less cyclical “Specialty” and “Maintenance, Repair, and Operations” lines now drive almost a third and a fifth, respectively, of total revenues. Non-commercial construction lines, which are more cyclical, now account for less than half of total revenues. Further, North America is witnessing a boom in what industry observers call “Mega Projects,” those worth more than $500 million. Mega Projects also tend to be less cyclical than typical non-commercial construction projects, in part because they are huge and therefore difficult to pause, and in part because they are driven by the secular onshoring trend that has gathered steam in the face of emerging geopolitical realities and is supported by over $1 trillion of US government spending.
We believe Ashtead is advantaged over almost every other competitor. Ashtead’s financial track record is excellent across the board. All the feedback we have collected from customers, competitors, and former managers has confirmed what the numbers indicate, namely that Ashtead is best in the business when it comes to its leaders, people, and culture.
We have been studying and watching Ashtead for several years. We finally acted when concern over the macroeconomic outlook provided a window of opportunity. We purchased our shares at roughly 13x consensus earnings per share over the next twelve months. If the economy weakens significantly, Ashtead’s business will likely slow and perhaps even decline. However, the price we paid for our shares should allow us to earn an attractive long-term return across a wide range of economic scenarios.
. . . . . .  . . . .

Sequoia Fund
December 31, 2023
Shareholder Letter (Continued)
At year-end 2023, Sequoia held twenty-one companies. The portfolio is concentrated, but at the same time spans a variety of industries, business models, and geographies. The underlying businesses are all high-quality and attractively priced relative to their competitive position, operational prowess, and likely earnings growth. As usual, the Fund’s top ten holdings account for the majority of net assets, totaling 59.2% at year-end. To a significant extent, these ten holdings will likely drive the Fund’s long-term performance.
(The original publication of this letter included a discussion of the Top 10 positions.  To avoid repetition, that exact discussion has been included below in the Management's Discussion on Fund Performance section of this report.)
. . . . . .  . . . .
In an always-unpredictable world, we continue to concentrate on what we can control, which includes most obviously the portfolio itself, but also how we approach the management of our business. Regarding the latter, we mentioned in the Fund’s 2022 year-end letter certain process changes we were implementing. These changes have since been instituted, and critically, they are becoming well ingrained in our daily patterns of activity.
The most important of these process changes is the Research List we have compiled of the many high-quality companies on which we have conducted extensive primary research over the years. These are businesses we know well and would like to own at the right price. Every member of the investment team is now responsible for monitoring a subset of these companies for fundamental developments and windows of actionability.
We have always kept close tabs on this universe, but importantly, formalizing the practice has infused it with accountability. At quarterly offsites, every member of the team now provides an update on their Research List companies. We rigorously track the stock price performance of these companies, such that we will know it quickly when an opportunity arises.
We believe the benefits of the Research List are both offensive and defensive. Over long experience, we have observed that several of the Fund’s best investments were initiated not at the time of initial research, but after years of monitoring. While we pride ourselves on our ability to get to the bottom of a new business through an initial flurry of research, we also recognize that there is a level of knowledge and comfort that comes only from watching a business or a management team over years. By ensuring that we continue to build this sort of knowledge, and by increasing the odds that we capitalize on it, the Research List reinforces a specific behavior that we know works for us.
The Research List will also help to keep us even more squarely focused on pitches in Sequoia’s strike zone. The world never stops changing, and as such we must constantly scour the investment universe for promising businesses that are new to us. At the same time, we are fully aware that we get no extra points for novelty. By forcing us to monitor in a more systematic fashion those businesses we already know and admire, the Research List will help ensure that we don’t make our job any harder than it needs to be.
The two other significant process changes we made last year relate to team management, and we think they are already having a positive impact. First and most importantly, we have paired each of our most junior analysts with a senior analyst. As a result, our younger analysts are receiving more consistent and better mentorship, and our seasoned analysts are getting more leverage on their time and experience. Second, we tasked Arman with serving as our Sequoia Team’s Research Director on an indefinite basis. As you may recall, our Research Director is responsible for day-to-day management of the investment team. Over the past several years, Arman, Chase and Trevor have taken turns serving as Research Director on an annual basis. Though the rotating approach has its merits, we concluded that more continuity in this role would be useful.
The particulars of the changes outlined above are different, but the rationale behind them is ultimately the same: to drive incremental productivity, focus, and accountability across our team. As we noted in the Fund’s 2022 year-end letter, if over time these changes help us to find our way to just a few more winning investments, they will have a significant positive impact on long-term performance. Of course, there is no substitute for a disciplined mindset, and that, above all, is what we seek to maintain.
. . . . . .  .. . . .
We’re fortunate to have great people. Two of our finest are Eric Liu and Jennifer Rusk Talia, both of whom were elected Partners at the end of the year. Eric joined us in 2017, and he impressed us from the first day with his intelligence and mental flexibility. Since then, he has established himself as a core member of the investment team. Jennifer also joined us in 2017, as Head of Client Service and Business Development. Late last year, she took on the additional and significant role of Chief Operating Officer. She has earned our trust and admiration over the years, and we are thrilled that she is now an even more essential leader of the firm.
In other team news, Greg Steinmetz made the decision to retire at year-end after twenty-plus years at the firm. Greg was our cherished partner, and he will remain our lifelong friend. Greg played an instrumental role in strengthening our primary research capabilities over the years. He is also a gifted mentor who carried and protected our culture every single working day. We are sad to see him leave, but we are excited for his next chapter, a turn of phrase that in Greg’s case is more than metaphorical. We understand he is starting in on his third book on financial history, which we encourage you to keep an eye out for.
Finally, we’d like to inform you that we have relocated our New York office to 45 Rockefeller Plaza. A hearty thank-you to all the members of our team who helped in the planning and moving process. Our new office represents a significant investment in the future of the firm. It is bigger, more modern, more functional and collaborative, with amenities conducive to attracting top-tier talent and maintaining a vibrant, world-class investing operation. We look forward to hosting you in our new space this year.

Sequoia Fund
December 31, 2023
Shareholder Letter (Continued)
We are grateful for your partnership and loyalty last year and every year. It’s what allows us to pursue the long-term investment strategy on which Bill and Rick built the firm. We embrace with confidence the responsibility that we have to you and to their legacies. We look forward to seeing you in-person at our upcoming Investor Day on Thursday, May 16th. It will be held at the Times Center, at 242 West 41st Street in Manhattan. Look for more details in the coming weeks. In the meantime, we wish you and your health and happiness in the new year.
Sincerely,
The Ruane, Cunniff & Goldfarb Investment Committee,
Arman Gokgol-Kline
John B. Harris
Trevor Magyar
D. Chase Sheridan

Sequoia Fund
December 31, 2023
Management’s Discussion on Fund Performance (Unaudited)
The table below shows the 12-month total return for the top ten investments at the end of 2023.
Company	% of Net Assets 12/31/23	Total Return	% of Net Assets 12/31/22
Intercontinental Exchange, Inc.	7.0%	+ 27.1%	6.2%
Constellation Software, Inc.	6.4%	+ 62.8%	5.8%
The Charles Schwab Corp.	6.3%	-16.0%	7.4%
Alphabet, Inc.	6.3%	+ 58.3%	5.8%
UnitedHealth Group, Inc.	6.1%	+ 0.8%	6.8%
Universal Music Group NV	5.9%	+ 21.3%	6.4%
Rolls-Royce Holdings PLC	5.8%	+ 239.2%	2.7%
Liberty Media Corp.-Liberty Formula One	5.4%	+ 9.3%	6.9%
SAP SE	5.0%	+ 52.0%	3.7%
Eurofins Scientific SE	5.0%	-7.6%	6.1%
The total return for the Sequoia Fund in 2023 was 27.83%. This compares with the 26.29% return of the S&P 500 Index.
Our preference is to make concentrated commitments of capital at what we believe are attractive prices in a limited number of companies that have superior long-term economic prospects. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.
The top ten investments constituted approximately 59.4% of Sequoia’s net assets on December 31, 2023. At year-end, the Fund was 96.9% invested in common stocks and 3.1% invested in cash.
Shares in Intercontinental Exchange returned 27% last year, a touch ahead of the Index. We expect both revenues and earnings per share to be up mid-single digits on an organic basis in 2023.
As a reminder, Intercontinental has evolved over twenty-three years from a small electronic energy exchange into the world’s largest market infrastructure company measured by market capitalization. Intercontinental’s portfolio now spans derivative and equity exchanges, various fixed income and data assets, and multiple mortgage software platforms. This portfolio of very high-quality businesses was carefully assembled by the company’s founder and CEO Jeffrey Sprecher.
The big news last year was that Intercontinental finally closed its $11 billion acquisition of Black Knight after a protracted regulatory review. This mortgage technology company owns, among other assets, the software platform that services the majority of all outstanding mortgages in the US. With Black Knight, Intercontinental now has a comprehensive collection of mortgage-related assets that also includes Encompass (the largest loan origination system in the US), Mortgage Electronic Registration Systems (a national electronic registry that tracks servicing rights and beneficial ownership interests in US-based mortgage loans), and Simplifile (a network that serves as an electronic liaison between lenders, settlement agents and county recording offices).
Intercontinental’s long-term plan with these assets is to develop a more digitized workflow across the notoriously paper-based and cumbersome mortgage lifecycle. Intercontinental paid what we view as a full price for Black Knight, and the timing of the deal was not ideal. While the mortgage market was already in decline when the deal was announced, new originations fell dramatically in subsequent quarters. However, Black Knight is a critical piece in Sprecher’s vision for an integrated, end-to-end digital platform, and it remains to be seen what Intercontinental Exchange can accomplish with this asset.
We continue to regard Intercontinental’s overall collection of businesses as very high-quality. We believe the company can compound earnings per share at a double-digit rate, and we consider the current valuation attractive.

Sequoia Fund
December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
Shares in Constellation Software returned 63% last year, more than double the return of the Index. We have been invested in Constellation for nearly a decade now, and 2023 exemplified the company's consistent performance and consistent evolution. Revenues grew by about 25% last year, driven primarily by the significant number of acquisitions that were made in 2022 and 2023 and that consumed all the free cash flow generated over this two-year period. Constellation’s 2023 cash earnings rose a little faster than its revenues thanks to margin improvement.
Last year, Constellation made dozens of small “bread-and-butter” acquisitions of less than $10 million in size, but it also completed multiple deals of over $100 million. Some of these larger deals were for software assets they carved out of other companies, which is becoming something of a specialty for Constellation. The company also completed its second purchase-and-spin. The newly spun-off entity Lumine, which is now in the Fund at a small weighting, made its own corporate carve-out acquisition from Nokia late in the year. The throughline of all these acquisitions is that regardless of structure, they were all excellent financial deals. Constellation has a highly disciplined investment culture that treats shareholder capital with reverence, in part because the managers and employees own so much of it themselves.
Constellation's shares have traded at a rich multiple of immediate earnings for several years now, which presents a riddle for the long-term investor. It means that our returns have seen a benefit from multiple expansion that is subject to sentiment and not likely to add to our returns from this point. But the company's fundamental progress has not faded. In fact, it has improved in many ways. CEO Mark Leonard and his team have proven themselves adaptable, creative, driven, and trustworthy over many years, and so while we have trimmed our shareholding over the years, including last year, we remain steadfast in our conviction that this is a special company on a run that is not over.
Shares in Charles Schwab returned -16% last year, making it the Fund’s worst-performing stock. By holding steady in the down market of 2022, it was one of the Fund’s best-performing stocks that year. This reversal in stock performance reflects a realization that rising interest rates are not an unalloyed good for Schwab in the short run.
When the regional banking panic broke out early last year, Schwab found itself being compared on Twitter and in the popular business press to Silicon Valley Bank and other failed banks. In our view, the analogy was, and remains, fundamentally flawed. It is true that Schwab has a large portfolio of US government and agency backed securities whose value declined when interest rates rose, but that is where the similarity ends.
Over 80% of Schwab Bank’s deposits are insured, and they are diversified across 35 million accounts.  Schwab is also extremely liquid. Its bond portfolio is currently carrying significant unrealized losses, but, critically, they do not constrain the company’s ability to sell bonds. Unlike most other banks, Schwab’s binding regulatory ratio is Tier 1 Leverage. If Schwab were to sell a slug of its bond portfolio, its Tier 1 Leverage ratio would hold steady or perhaps even improve a touch. In short, we never believed that Schwab was at risk of a run on its bank. Client deposits were always safe, and the company always had plenty of liquidity.
Schwab’s earnings are currently being squeezed to a significant extent. This squeeze can be attributed, in part, to the fact that clients are “sorting” out of low-yielding Schwab Bank sweep accounts into higher-yielding money market funds faster than Schwab’s pile of interest-earning assets is rolling over into the new and higher rate environment.
The existence of this asset-liability mismatch was not a secret. Schwab always knew, as did we, that it would take time for rising interest rates to translate into a higher net interest margin for the company. That said, we did not anticipate this mismatch to manifest as dramatically as it has. Interest rates rose faster and more significantly than they have in decades, and as a result Schwab’s clients sorted their sweep cash faster and more significantly than they otherwise would have.
Keep in mind, though, that higher interest rates are still good for Schwab’s earnings power in the long run. As shareholders, we have been rooting for an end to Zero Interest Rate Policy for years. Over time, higher interest rates should allow Schwab to earn more net interest income, as the increase in the company’s long-term net interest margin should more than offset the decline in deposits at Schwab Bank. What makes the current moment awkward is that Schwab’s deposits have already declined, whereas its net interest margin has not yet increased.
Exacerbating the situation is Schwab’s current use of higher-cost short-term funding. As already noted, Schwab has plenty of regulatory headroom to generate funds by selling bonds. However, the company has instead elected to avail itself of this high-cost funding in order to avoid the irrational scrutiny that might accompany a bond sale program. We find Schwab’s decision frustrating, but understandable.

Sequoia Fund
December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
These various dynamics are impacting Schwab’s current earnings and will likely continue to do so for another year or two. However, we do not believe they will have any significant bearing on the company’s earnings power in the long run. Critically, Schwab’s enviable, high-return franchise is, in our view, entirely intact.
Schwab remains the preeminent public wealth management platform in the United States. With over $8.5 trillion in assets under management and nearly 35 million brokerage accounts, the company is now larger than the wirehouses it originally sought to disrupt. Even so, the company still only has a low-teens percentage share of total investable wealth, leaving plenty of room for Schwab to grow in the years and decades to come. The drivers of growth are scale, brand, and culture. Schwab offers low prices, excellent customer service, and an ever-expanding suite of products.
In 2023, Schwab made substantial progress on the integration of its landmark TD Ameritrade acquisition. Despite increased churn from transitioning TD clients to Schwab’s platform, Schwab still attracted over $300 billion of core net new assets last year.
The regional banking panic in March of last year created an opportunity for us to add to our position below $50 per share. At the current share price, Schwab trades for a low-double-digit multiple of likely earnings per share out a couple years. We believe the stock will generate an attractive long-term return across a range of long-term interest rate scenarios.
Shares in Alphabet returned 58% last year, essentially double the return of the Index. Business performance was solid. Google Search and YouTube advertising continued to grow last year, with YouTube subscriptions growing nicely and enjoying a bump last fall as the NFL made the platform the exclusive home of NFL Sunday Ticket in the US in a deal signed through 2030. In the first quarter of 2023, Google Cloud achieved profitability for the first time. It stayed in the black over the balance of the year, as revenues grew to an annualized run-rate of over $33 billion. In Other Bets, Waymo's driverless fleet surpassed seven million fully autonomous miles driven while safety issues forced a key competitor out of the market. We expect Alphabet’s revenues and earnings per share to be up high-single digits in 2023.
Since our initial investment over twelve years ago, Alphabet has only become more of an internet powerhouse. From its origins in Search, the company has expanded into a vast ecosystem of complementary products across YouTube,
Gmail, Workspace, Android, Cloud and more. These are preeminent assets that boast some of the largest user-bases globally.
Investors have been pondering the potential impact of Large Language Models (à la ChatGPT) on Google Search. The direst fears—that Microsoft's Bing, augmented by OpenAI's chatbot, would quickly turn the tables on Google—have already proven dramatically overblown. Search market share has not changed to any significant degree. Google Search remains a trusted source of information and links to source material, while the world has learned to regard the answers of AI chatbots with skepticism.
That said, LLMs and other forms of Generative AI have grown in popularity and usage over the course of 2023 because they are already useful for some tasks and becoming useful for more tasks with each passing day. We can see how they could evolve to become a very significant way for people to interact with their personal devices and with the internet.
This presents both risk and opportunity for Alphabet. If the company does not evolve to incorporate the latest AI in Search, YouTube, Cloud, Assistant, and their other assets, then they could lose share to rivals that fully embrace this new paradigm. On the other hand, Alphabet has an opportunity to use the latest AI technology to unify and significantly enhance the usefulness of their entire suite of products.
Alphabet is not starting from zero here—in fact, far from it. The company has been building world-class capabilities in artificial intelligence for over a decade. It built two of the leading AI research organizations in the world, Google Brain and DeepMind, and in April of 2023 merged them in order to accelerate the development of a new state-of-the-art model. This model, Gemini, saw a limited release at the end of 2023 and should see full availability in 2024. It is too early to say where exactly Gemini will land vis-a-vis ChatGPT, but we laud the company for understanding the importance of the opportunity and marshaling its forces quickly. We consider Alphabet very well-positioned to deliver large incremental value by bringing world-class AI to a world-class set of products.
Even as Alphabet makes significant investments in AI, we appreciate that management has committed to growing profits in line with or faster than revenue. Historically profligate, Alphabet has ample headroom to both grow revenue and find efficiencies in its core businesses, and we

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December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
find the stock's valuation quite reasonable relative to its financial prospects.
The return in UnitedHealth Group shares was essentially flat last year, whereas the Index was up sharply.  In 2022, the return in UnitedHealth shares was modestly positive, whereas the Index was down sharply. The company’s financial performance, however, has been quite steady all along. In 2022, United’s revenues and earnings per share were up approximately 13% and 17%, respectively. We expect them both to be up low-teens in 2023. These pleasing financial results are consistent with United’s historical track record and with what we believe we will see for years to come.
Last year, sentiment across the managed care space was negatively impacted by concerns over reimbursement levels for Medicare Advantage, a perceived increase in the risk of adverse regulation for pharmacy benefit managers, and a slight deterioration of medical loss trends. While we do not dismiss these factors as irrelevant, we consider them in the context of the scale and diversity of United’s business as well as the resulting essential role the company plays in the admittedly imperfect US healthcare system.
As a reminder, in the managed care space, no one is bigger, more diversified, or better run than United. The company insures over 47 million domestic lives, making it the #1 or #2 player in most commercial, Medicare, and Medicaid markets. United owns and operates the country’s third largest pharmacy benefit manager and is also the single largest owner by a wide margin of non-hospital care assets, including physician practices, urgent care centers, and ambulatory surgical centers.
These capabilities and assets did not accumulate by chance. United has worked hard and thoughtfully over a long period of time to get deeper into the actual provisioning of care. This strategy drives more profit, more control, and the ability to thrive across a greater range of regulatory scenarios. Consistent with this strategy, last year United grew its base of aligned and employed physicians to roughly 90,000 or approximately 9% of all US physicians. It also closed on its acquisition of LHC and announced the acquisition of Amedisys, both respected home health providers.
We remain happy shareholders of United. We acknowledge the inherent policy risk, but we find the current valuation attractive given the quality of the business and its ability to compound earnings, in economically insensitive fashion, at a teens rate for many years to come.
Shares in Universal Music Group returned 21% last year. Financial results were solid. We expect both the company’s revenues and operating income to be up high-single digits in 2023.
Growth in paid streaming revenues, which drive close to half of Universal’s total revenues and more than half of its total profits, likely accelerated into the low teens in 2023. This growth was driven by an increase in the number of paid subscribers across various streaming platforms as well as like-for-like price increases put through by these streaming platforms. These are the first broad-based, like-for-like price increases we have seen since paid streaming took off over a decade ago. Universal is merely a supplier to the streaming platforms, but its contracts with them effectively give the company a percentage share in whatever consumers pay for these streaming services. Put simply, Universal gets paid more by the streaming platforms when they charge their subscribers more. While we do not expect to see significant like-for-like price increases every year, we do believe that like-for-like pricing will increase over time.
Last year, leading steaming platforms, including Spotify and Deezer, adopted “Artist-Centric” monetization models of the sort championed by Universal. In all monetization models, the pool of streaming revenues that the platforms remit to the labels and/or independent content creators is divvied up based on share of total listening time. Under the artist-centric monetization models, the most-listened-to content gets, in effect, a bonus that goes beyond its calculated share of listening time. The rationale for artist-centric monetization models is that while consumers might spend some time listening to lesser-known artists or even soundtracks featuring rain and ocean sounds, it is access to songs from better-known artists that bring them to the streaming platforms and that keep them shelling out month after month.
We tend to agree with Universal’s framing of the situation, and the recent moves by Spotify and Deezer suggest they do as well. We expect various flavors of the artist-centric model to proliferate among streaming platforms in the years ahead. We view this as a noteworthy, even if not massive, positive for Universal and the other major labels. The artists represented by the major labels make up a disproportionate share of the most-listened-to content. As a mechanical matter, then, the major labels will get a bit more money from the streaming platforms under an artist-centric model.
Last year also saw the emergence of a robust debate over the potential impact of generative AI on the music industry generally and the streaming market specifically. It is still

Sequoia Fund
December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
early days, and we continue to monitor the situation, but based on our research we feel it is highly unlikely that the major labels and the superstars they represent will be disrupted by generative AI. There are various legal and commercial angles to this issue, but what we think ultimately matters most is the very nature of popular music. What makes a piece of recorded music popular is more than the song itself. It is also who sings it, and, to get even deeper, it is the personal feeling of connection listeners feel to the performer. We would note that last year it was a living, breathing human, namely Taylor Swift, that captured the world’s attention, rather than some catchy generative AI song. We continue to see value and safety in owning, through UMG, roughly a third of all the commercially relevant music ever recorded in the western world.
In 2022, we took advantage of weakness in Universal’s shares and added modestly to our position. As we approached the end of 2023, they had appreciated by 40% or so. At that point, we trimmed our position modestly. All the while, we have remained optimistic about Universal’s prospects and happy with our investment.
Shares in Rolls Royce surged last year, generating a nearly 240% return in the year. High-level financial results were excellent compared to the prior year. For 2023, we expect revenues to be up in the high teens and operating income to have almost tripled to £1.3 billion. Free cash flow should total about £1 billion, versus negative £300 million in 2022. As always, perspective is important. The last few years have been tough ones for Rolls. On the one hand, this makes the company’s strong results last year less impressive. On the other hand, this helps explain why we are comfortable with our position even after the shares more than tripled.
A key driver of Rolls’ performance last year was the continued rebound in flying hours, which, by virtue of the company’s “power by the hour” contracts, drive a significant portion of the company’s revenues and the lion’s share of its profits. Rolls is most exposed to international flying hours specifically. Last year, they reached a mid-to-high 80s percentage of 2019 levels. In 2022, they were at 65% of 2019 levels.
Given the high fixed-cost nature of business, the revenues produced by this recovery in international flying hours flowed through Rolls’ P&L at healthy margins. This dynamic was turbo-charged by over £1 billion of fixed cost savings realized by former CEO Warren East over the past three years. Tufan Erginbilgiç, the new CEO, and his team deserve credit for ensuring that new fixed costs did not creep back in as the recovery continued. More broadly, Erginbilgiç and his team have begun to establish a harder-charging, more commercially focused, and performance-oriented culture at Rolls. Organizations do not change overnight, but Erginbilgiç is not a terribly patient individual. We welcome his arrival.
While we are pleased to see Rolls’ business recovering from the unprecedented collapse of flying hours during the pandemic, we are maintaining a level head. We have a far keener appreciation for the risks inherent in this business than we did when we made the initial investment, but we have not lost sight of what attracted us to it in the first place.
Rolls remains in the early stages of a market share-driven and mix-driven acceleration phase. The company is delivering more than one out of every two engines entering service on new widebody aircraft, and nearly two out of every three engines powering large cabin business jets. These engines are more modern, more powerful, and therefore produce more revenue per unit than the engines that drive the bulk of the company’s business today. The engines that Rolls is currently putting into service will drive a significant and sustained increase in revenues and profits for many years. To put some numbers to it, we believe Rolls’ Civil Aerospace segment, which accounts for roughly half of the company’s overall revenues and profits, can grow revenues at a sustained double-digit rate, and grow earnings materially faster than revenue for at least the next few years.
The news is also good outside of Rolls’ core Civil Aerospace segment, with the company’s Defense segment having scored several important program wins. The company was recently selected to be the sole-source engine supplier for Bell’s V-280 Valor, which is the US Army’s largest procurement program in forty years, and the sole-source engine supplier for the re-engine of the US Air Force’s B-52 bombers. Looking even farther out, Rolls is positioned to be the sole-source provider of nuclear power to UK and Australian submarines. In addition, Rolls will provide sole-source power for the new UK-Italy-Japan fighter program. While the financial pay-off from these various program wins will be limited over the next few years, they should drive significant and sustained growth for Rolls’ Defense segment starting at the end of this decade.
Last year also saw a recovery in Rolls’ Power Systems segment, ongoing development of a nascent but potentially significant business in small-modular-reactor nuclear, and the continued rolling off of an unfavorable FX hedge book.
At the current share price, Rolls trades for approximately 14x our estimate of forward cash earnings per share normalized

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December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
for one-time costs and the temporary negative impact of the FX hedge book. When we consider near-term business growth, the £1.5 billion or so likely to be realized via non-core asset sales, and the working capital efficiencies that Erginbilgiç and his team are working to unlock, we figure that the company is likely to generate free cash flow over the next four years amounting to upwards of half its current market capitalization.
We trimmed our position modestly last year as the stock soared, but we continue to find it attractive.
Shares in Liberty Media, the holding company through which we own the Formula One motorsport league, returned 9.3% last year, trailing the Index. Financial results were very good. We expect revenues to be up over 25% and cash earnings per share to grow in the high teens. Ultimately, our long-term return in Liberty Media will be determined to a significant extent by the health of Formula One, as both a sport and a spectacle.
The big development for Formula One in 2023 was the hosting of the new Las Vegas Grand Prix. For every other race on the circuit, Formula One receives a mostly fixed fee from a third-party promoter, who bears responsibility for planning and paying for the event, and who then enjoys whatever profit is left after the fee is paid. From Formula One’s perspective, there is an obvious financial and operational elegance to this arrangement.
By handling the promotion of the Las Vegas Grand Prix, Formula One and Liberty Media got more, but they had to do more as well. They oversaw the design and construction of a racetrack, paddock, and other event infrastructure in the middle of the Strip. We believe Formula One and Liberty Media spent over $600 million on the project. Liberty Media has not yet disclosed how exactly the Las Vegas Grand Prix performed from a financial perspective, though we believe that it was one of the highest-grossing races of the year and that the company turned a profit on it. The profitability of the race should increase dramatically as one-time costs fall away and new revenue opportunities arise starting next year.
While Formula One and Liberty Media expect to earn a solid financial return on their investment in the Las Vegas Grand Prix, their desire to promote the race was not entirely about the math. Their real goals are to maintain the sport’s momentum in the US and to set a new standard to which third-party promoters across the world can be held.
On the track, Max Verstappen and Red Bull dominated Formula One last year, winning twenty-one of the twenty-
two races. Dominance is impressive, but it can be boring, and boring is not good for the sport. We believe the quality of the on-track product last year was higher than casual observers might appreciate, as there was plenty of drama behind Max. Nonetheless, we acknowledge that last year will not go down as the most exciting season in Formula One’s history. While attendance set records at almost every race last year, we expect that global viewership was down slightly. We know that viewership in the US declined marginally from 2022’s record levels.
While fan engagement is the deepest and most important investment variable, monetization also matters. Based on a variety of metrics, Formula One is under-monetized relative to engagement, in the US and most other markets as well. As an example, Formula One’s current US broadcast deal pays less than $100 million per year, while NASCAR recently renewed its US broadcast rights for $1.1 billion per year. NASCAR’s US viewership per race is twice as big as Formula One’s, though NASCAR’s fan base is less affluent and therefore less valuable to broadcasters and advertisers. We believe Formula One will monetize better, in the US and on a global basis, in the years to come.
We remain excited about Formula One’s prospects. It is an impossible-to-replicate global sports league that has the potential to be a much bigger business in the years to come. We modestly trimmed our shareholdings in Liberty Media last year after price appreciation caused the position to become the Fund’s largest holding, but we retain a significant stake and find the current price reasonable.
After following SAP for many years, we bought shares in the company in 2022. Since we have not covered SAP in much detail in prior communications, we will start with a little background. This Germany-based company boasts the leading global share in enterprise resource planning (ERP) software, or what one might consider the operating system for large businesses. This type of software performs critical functions for customers, related to bookkeeping, manufacturing, and supply chain. SAP also sells complementary modules that help customers manage human resources, procurement, and expenses. For multinational enterprises that make or move something in the physical world, SAP is just about the only game in town. As a result, SAP has retained many of its customers, particularly its biggest ones, for decades.
A handful of years ago, SAP set about transitioning its core ERP software product suite from one typically run by customers on their premises to a cloud version delivered directly by SAP. Because SAP is taking on a much higher

Sequoia Fund
December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
degree of responsibility in addition to delivering an upgraded product, it stands to earn substantially more revenue per customer in the cloud. We believe the cloud transition of SAP’s ERP business is likely to usher in a potentially decade-long sweep of accelerated revenue growth. Critically, because SAP's ERP software is so sticky, the migration to the cloud product is, in our view, much more a matter of when, not if, for a substantial portion of the company's installed base. We can think of few companies in the world whose products are more essential to their customers and/or have higher switching costs.
This transition is not without its challenges. SAP's software is so sticky and entrenched that customers even hesitate to upgrade from an old version to a new one. The company has developed programs and playbooks to help its customers navigate this shift and reduce the complexity of their SAP installations, but this whole effort has also required a large and sustained sales and education push across the entire SAP ecosystem, which includes not only tens of thousands of customers but also scores of technology consulting firms and third-party application developers.
In 2022, slowing ERP revenue growth and mounting temporary costs related to the ERP cloud transition gave some investors pause. Some members of the market were worried that while the software is “mission critical”, the transition might also provide the once-in-a-generation opportunity for companies to reevaluate their ERP options, and in the process, SAP could see some client defect to other competitors.  In our view, slowing ERP revenue growth was a predictable and temporary outcome of the transition’s progress, as it takes time for the base of cloud subscription fees to offset the license sales they replace. As for the temporary transition-related costs, they related to specific initiatives we deemed necessary to the transition. Sensing an opportunity, we initiated our position in June 2022.
A year and a half later, we remain optimistic about SAP’s prospects. We saw the ERP cloud transition gain momentum over the course of 2023, with cloud ERP revenue growing over 70%. We believe cloud ERP will help to drive high-single-digit growth in SAP’s overall revenues this year and beyond. As last year also saw the completion of a cloud infrastructure renovation that had been weighing a bit on margins of late, we are anticipating significant double-digit earnings growth for 2023.
We believe SAP can, over time, earn significantly higher margins. The extent will depend on how exactly the ERP cloud transition progresses and on the particular pricing posture the company chooses to assume. Recent strength in the share price may have outpaced near-term earnings growth, but we remain comfortable at the current valuation because we see a clear path to enhanced profitability as the company works to extract greater value from its customer relationships. Along these lines, we are encouraged by what we have seen of SAP’s new CFO. He joined last year and is already bringing welcome discipline around costs, especially stock-based compensation, as well as free cash flow generation and capital returns to shareholders.
Eurofins Scientific was among Sequoia’s worst performing stocks in 2023, for the second year in a row. The source of the underperformance was primarily the roll-off of very significant COVID revenue, revenue which Eurofins captured over the 2020-2022 period by being very fleet of foot serving customers during the pandemic. At its peak, COVID testing accounted for almost half of Eurofins’ Operating Income and drove spectacular returns in the stock, to our benefit.
In the clutch of the pandemic, the potential duration of COVID testing revenues was unclear, but now the answer is in: Eurofins earned nothing from COVID testing in 2023. Sitting here today, our trim of the position near the stock’s peak in 2021 looks well timed. We chose to maintain a significant investment in Eurofins because it is an exceptional company. It boasts one of the very best track records in Europe over the past thirty years. Its testing businesses overwhelmingly serve non-cyclical, stable markets, and the company has long turbocharged its growth with a sensible acquisition strategy aimed at establishing the company as the #1 or #2 player in every market it serves. This scale, along with heavy investments in technology, gives Eurofins advantages over its competitors in capacity utilization, speed, and sample tracking, among other things. The company is still run by its founder Gilles Martin, who remains the largest shareholder, and totally dedicated to the long-term success of the business.
We have been investors in Eurofins since early 2019. If we back out the impact of COVID revenues, Eurofins grew operating income in its underlying business by 17% annually over the 2018-2022 period. It then got caught flat footed in 2023 as inflation drove costs up faster than it could reprice its customer contracts, a situation which shaved 20% off of operating income, and which the company is already remedying. We expect Eurofins to resume its winning ways in 2024, a year for which consensus estimates project the resumption of 17% earnings growth.

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December 31, 2023
Management’s Discussion on Fund Performance (Unaudited) (Continued)
Eurofins maintains its agility by running a radically decentralized business model and treating every one of its lab managers as an entrepreneur. However, with more than 61,000 employees, the company is no longer the scrappy start-up it once was, and it is inevitable that the growth Eurofins enjoys over the next ten years will be lower than that of the last ten. Nevertheless, we still expect growth significantly in excess of GDP and a comfortable glideslope to maturity. At a sub-market multiple of forward earnings, we consider the stock attractive.

Sequoia Fund
December 31, 2023
Annual Fund Operating Expenses (Unaudited)
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
The Fund does not impose any sales charges, exchange fees or redemption fees.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	0.09%
Total Annual Fund Operating Expenses*	1.09%
Expense Reimbursement by Investment Adviser*	-0.09%
Net Annual Fund Operating Expenses*	1.00%
* It is the intention of Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This expense reimbursement obligation is a provision of the Investment Adviser’s investment advisory contract with the Fund and the reimbursement obligation will be in effect only so long as that investment advisory contract is in effect. The expense ratio presented is from the Fund’s prospectus dated May 1, 2023. For the year ended December 31, 2023, the Fund’s annual operating expenses and investment advisory fee, net of the reimbursement, were 1.00% and 0.89%, respectively.
Fees and Expenses of the Fund (Unaudited)
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 through December 31, 2023
Actual	$1,000	$1,132.15	$5.37
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09
** Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sequoia Fund
December 31, 2023
Schedule of Investments
December 31, 2023
(Percentages are of the Fund's Net Assets)
Common Stocks (96.9%)
Shares		Value (Note 1)
	Aerospace & Defense (5.8%)
49,351,100	Rolls-Royce Holdings PLC (United Kingdom)(a)	$ 188,527,423
	Application Software (11.6%)
83,187	Constellation Software, Inc. (Canada)	206,250,146
298,252	Lumine Group, Inc. (Canada)(a)	6,730,112
1,053,516	SAP SE (Germany)	162,219,283
		375,199,541
	Automotive Retail (3.4%)
1,454,452	CarMax, Inc.(a)	111,614,647
	Cable & Satellite (3.4%)
341,062	Liberty Broadband Corp. - Class A(a)	27,503,240
1,018,596	Liberty Broadband Corp. - Class C(a)	82,088,651
		109,591,891
	Consumer Finance (9.6%)
1,182,661	Capital One Financial Corp.	155,070,510
290,181	Credit Acceptance Corp.(a)	154,588,124
		309,658,634
	Financial Exchanges & Data (7.0%)
1,758,666	Intercontinental Exchange, Inc.	225,865,474
	Interactive Media & Services (8.7%)
1,460,908	Alphabet, Inc. - Class A(a)	204,074,238
223,757	Meta Platforms, Inc. - Class A(a)	79,201,028
		283,275,266
	Investment Banking & Brokerage (6.3%)
2,982,798	The Charles Schwab Corp.	205,216,502
	Life Sciences Tools & Services (5.0%)
2,485,155	Eurofins Scientific SE (Luxembourg)	161,810,855
	Managed Health Care (10.9%)
333,699	Elevance Health, Inc.	157,359,101
375,441	UnitedHealth Group, Inc.	197,658,423
		355,017,524
	Movies & Entertainment (11.4%)
42,305	Liberty Media Corp.-Liberty Formula One - Class A(a)	2,452,844
2,746,244	Liberty Media Corp.-Liberty Formula One - Class C(a)	173,370,384
6,751,884	Universal Music Group NV (Netherlands)	192,381,090
		368,204,318
	Multi-Sector Holdings (1.6%)
149,463	Berkshire Hathaway, Inc. - Class B(a)	53,307,474
	Research & Consulting Services (4.0%)
992,737	Jacobs Solutions, Inc.	128,857,263
	Semiconductors (5.0%)
1,550,352	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	161,236,608
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2023
Schedule of Investments (Continued)
December 31, 2023
Shares		Value (Note 1)
	Trading Companies & Distributors (3.2%)
1,490,595	Ashtead Group PLC (United Kingdom)	$ 103,777,285
	Total Common Stocks (Cost $1,656,901,860)	3,141,160,705
Units
	Warrants (0.0%)
99,486	Constellation Software, Inc., expiring 03/31/40 (Canada)(a)	0
	(cost $0)
	Total Investments (96.9%) (Cost $1,656,901,860)(b)	3,141,160,705
	Other Assets Less Liabilities (3.1%)	100,498,235
	Net Assets (100.0%)	$ 3,241,658,940

(a)	Non-income producing security.
(b)	The cost for federal income tax purposes is $1,693,785,438. The difference between book cost and tax cost is attributable to financial and tax accounting differences on corporate spin-offs.
Abbreviation:
SP ADR	Sponsored American Depository Receipt
Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:
Level 1 −	unadjusted quoted prices in active markets for identical securities.
Level 2 −	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 −	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of December 31, 2023, all financial instruments listed in the Schedule of Investments are considered Level 1. During the year ended December 31, 2023, there were no transfers between Levels and there were no Level 3 securities held by the Fund.
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2023
Statement of Assets and Liabilities
December 31, 2023
Assets
Investments in securities, at value (cost $1,656,901,860)(Note 1)	$3,141,160,705
Cash on deposit	102,309,583
Receivable for investments sold	3,494,326
Receivable for capital stock sold	32,335
Dividends receivable	958,924
Other assets	156,536
Total assets	3,248,112,409
Liabilities
Payable for capital stock repurchased	3,741,616
Accrued investment advisory fee	2,490,715
Accrued professional fees	81,945
Accrued transfer agent fees	50,996
Accrued custodian fees	20,833
Accrued independent Directors fees and expenses	19,380
Accrued other expenses	47,984
Total liabilities	6,453,469
Net Assets	$3,241,658,940
Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 20,333,084 shares outstanding	$1,810,194,110
Total distributable earnings (loss)	1,431,464,830
Net Assets	$3,241,658,940

Net asset value per share	$ 159.43
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2023
Statement of Operations
Year Ended December 31, 2023
Investment Income
Income
Dividends, net of $2,088,219 foreign tax withheld	$ 27,538,591
Total investment income	27,538,591
Expenses
Investment advisory fee(Note 2)	30,956,852
Professional fees	561,511
Transfer agent fees	633,645
Independent Directors fees and expenses	1,058,083
Custodian fees	123,369
Other	1,085,797
Total expenses	34,419,257
Less expenses reimbursed by Investment Adviser(Note 2)	3,312,405
Net expenses	31,106,852
Net investment loss	(3,568,261)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments(Note 3)	213,441,616
Class actions (Note 2)	15,597,280
Foreign currency transactions	(472,570)
Net realized gain on investments and foreign currency transactions	228,566,326
Net change in unrealized appreciation/(depreciation) on
Investments	536,832,110
Foreign currency translations	47,957
Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	536,880,067
Net realized and unrealized gain on investments, foreign currency transactions and translations	765,446,393
Net increase in net assets from operations	$761,878,132
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2023
Statements of Changes in Net Assets
	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations
Net investment loss	$ (3,568,261)	$ (15,661,725)
Net realized gain (loss) on investments and foreign currency transactions	228,566,326	(94,192,474)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and foreign currency translations	536,880,067	(1,359,590,093)
Net increase (decrease) in net assets from operations	761,878,132	(1,469,444,292)
Distributions to shareholders from:
Total distributable earnings	—	(98,740,477)
Capital share transactions
Shares sold	27,119,354	60,386,448
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	—	79,067,771
Shares repurchased	(534,598,997)	(483,104,107)
Net decrease from capital shares transactions	(507,479,643)	(343,649,888)
Total increase (decrease) in net assets	254,398,489	(1,911,834,657)
Net Assets
Beginning of year	2,987,260,451	4,899,095,108
End of year	$3,241,658,940	$ 2,987,260,451

Share transactions
Shares sold	196,534	410,327
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	—	626,031
Shares repurchased	(3,815,030)	(3,567,802)
Net decrease from capital share transactions	(3,618,496)	(2,531,444)
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2023
Financial Highlights
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$124.72	$184.99	$169.62	$157.27	$132.20
Income from investment operations
Net investment loss	(0.18)	(0.66)	(0.13)	(0.95)	(0.62)
Net realized and unrealized gains (losses) on investments	34.89	(55.76)	42.92	36.20	38.50
Net increase (decrease) in net asset value from operations	34.71	(56.42)	42.79	35.25	37.88
Less distributions from
Net investment income	—	(0.02) (a)	(4.93) (a)	—	(1.16) (a)
Net realized gains	—	(3.83)	(22.49)	(22.90)	(11.65)
Total distributions	—	(3.85)	(27.42)	(22.90)	(12.81)
Net asset value, end of year	$159.43	$124.72	$184.99	$169.62	$157.27

Total Return	27.83% (b)	(30.52)% (b)	25.48%	23.33%	29.12%

Ratios/Supplementary data
Net assets, end of year (in millions)	$ 3,242	$ 2,987	$ 4,899	$ 4,330	$ 3,980
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.11%	1.09%	1.07%	1.09% (c)	1.07% (c)
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.12)%	(0.43)%	(0.27)%	(0.63)%	(0.42)%
Portfolio turnover rate	9%	16%	23%	28%	16%

(a)	The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on a corporate spin–off. As a result, the Fund was required to make a distribution from net investment income for tax purposes.
(b)	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2023 and 2022 by 0.62% and 0.08%, respectively.
(c)	Reflects reductions of 0.00% and 0.02% for expenses reimbursed by insurance company for the years ended December 31, 2020 and 2019, respectively.
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2023
Notes to Financial Statements
Note 1—  Significant Accounting Policies
Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (”GAAP“). The Fund follows such policies in the preparation of its financial statements.
A.	Valuation of investments: Investments for which market quotations are readily available are valued at market value, and other investments are valued at “fair value” as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.
Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.
U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost, provided that the amortized cost value is approximately the same as the fair value as determined without the use of amortized cost valuation. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at prices supplied by an independent pricing service.
When reliable market quotations are insufficient or not readily available at the time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued at fair value as determined in good faith by the Investment Adviser, in accordance with procedures approved by the Board.
B.	Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
C.	Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

Sequoia Fund
December 31, 2023
Notes to Financial Statements (Continued)
D.	Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and it intends to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.
E.	Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.
Note 2— Investment Advisory Contract and Payments to Affiliates
The Investment Adviser provides the Fund with investment advice and administrative services pursuant to an investment advisory contract (the “Advisory Contract”) with the Fund.
Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1.00% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1½% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1.00% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2023 and the Investment Adviser reimbursed the Fund $2,761,925. Such reimbursement is not subject to recoupment by the Investment Adviser. In addition, the Investment Adviser paid $15,597,280 to the Fund related to a class action settlement involving a prior Fund holding.
The Fund has contractually agreed to pay an asset-based fee to certain financial intermediaries for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediaries. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediaries on behalf of the Fund for the year ended December 31, 2023 were approximately $550,480, which is included in expenses reimbursed by the Investment Adviser in the Statement of Operations.
For the year ended December 31, 2023, advisory fees of $30,956,852 were earned by the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser. There were no other amounts accrued or paid to interested persons, including officers and directors.
Note 3— Investment Transactions
The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2023 were $271,222,143 and $788,835,791, respectively. Included in proceeds of sales is $138,729,811 representing the value of securities distributed in payment of redemptions in-kind, resulting in realized gains of $92,522,106.
Note 4— Federal Income Tax Information
Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2023, permanent differences due primarily to realized gains on redemptions in-kind not recognized for tax purposes and net operating loss resulted in a net decrease in total distributable earnings (loss) of $92,113,001 with a corresponding increase in paid in capital of $92,113,001. These reclassifications had no effect on net assets.

Sequoia Fund
December 31, 2023
Notes to Financial Statements (Continued)
At December 31, 2023 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $1,693,785,438, $1,470,446,468 and $23,071,201, respectively. The net unrealized appreciation on foreign currencies was $731.
The tax character of distributions paid for the year ended December 31, 2023 and 2022 was as follows:
	2023	2022
Distributions paid from
Ordinary income	$—	$ 619,402
Long-term capital gains	—	98,121,075
	$—	$98,740,477
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of December 31, 2023 and 2022 the components of distributable earnings on a tax basis were as follows:
	2023	2022
Undistributed ordinary income	$ —	$ —
Undistributed long-term gains	—	—
Capital loss carryforwards	(15,911,168)	(146,619,723)
Unrealized appreciation	1,447,375,998	908,319,422
	$1,431,464,830	$ 761,699,699
During the year ended December 31, 2023, the Fund utilized $130,708,555 of capital loss carryforwards from prior years.
At December 31, 2023, the Fund was permitted to carry forward indefinitely $15,911,168 of short-term capital losses.
The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2020 through December 31, 2023) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.
Note 5—  Indemnification
The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss pursuant to these arrangements to be remote.
Note 6— Subsequent Events
Management, on behalf of the Fund, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

Sequoia Fund
December 31, 2023
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Sequoia Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund's auditor since 2015.
New York, New York
February 20, 2024

Sequoia Fund
December 31, 2023
Approval of Advisory Contract (Unaudited)
At a meeting held on December 8, 2023, the Board of Directors of the Fund, including a majority of the independent Directors, evaluated and approved the renewal of the investment advisory contract between the Fund and the Investment Adviser (the “Advisory Contract”). In approving the renewal of the Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract.
Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Adviser, including information regarding the portfolio managers, the Investment Adviser’s staffing and organizational matters and the compensation of the portfolio managers. Based on these factors and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Contract.
Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. The Directors considered the Fund’s performance for the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2023, as compared to the S&P 500 Index. They also reviewed the Fund’s top five holdings. The Directors also considered information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year, 10-year, 20-year and since inception periods ended September 30, 2023, and for the period from June 30, 2016 through September 30, 2023. The Directors considered that the performance information was compiled by the Investment Adviser from publicly available information. The Directors also considered the Fund’s performance in light of information concerning the performance of the Investment Adviser’s other clients managed by the Fund’s portfolio managers for various periods ended September 30, 2023.
Fees. The Directors considered the fee paid to the Investment Adviser under the Advisory Contract and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the Advisory Contract, the Investment Adviser has agreed to reimburse the Fund for the excess, if any, in a given year of the Fund’s operating expenses over 1½% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They noted that the net fee rate received by the Investment Adviser was 0.91%. They also considered information regarding the Investment Adviser’s views on the peer-group funds’ advisory fee structures and how those structures differ from the Fund’s advisory fee structure, as well as information concerning the fees charged by the Investment Adviser to its other advisory clients. Based on these and other factors, the Directors determined that the advisory fee charged by the Investment Adviser under the Advisory Contract was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.
Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the historical profitability of the Fund to the Investment Adviser and other benefits to the Investment Adviser as a result of its relationship with the Fund, such as soft dollar arrangements. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Contract.
Economies of Scale. The Directors considered information concerning economies of scale and whether the advisory fee paid by the Fund to the Investment Adviser under the Advisory Contract might require adjustment in light of any potential economies of scale. The Directors determined that no adjustment of the advisory fee was necessary.
In light of information presented to them, the Directors concluded that the renewal of the Advisory Contract and retention of the Investment Adviser under the terms of the Advisory Contract (including at the advisory fee rate set forth in the Advisory Contract) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Contract.

Sequoia Fund
December 31, 2023
Other Information (Unaudited)
Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.
The Fund is non-diversified, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings information for the first and third quarters of each fiscal year is also available at www.sequoiafund.com/resources.
You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit the Fund’s website at www.sequoiafund.com/proxy-voting to obtain all proxy information. This information may also be obtained from the SEC’s website at www.sec.gov or by calling SS&C GIDS, Inc. at 1-800-686-6884.

Sequoia Fund
December 31, 2023
Directors and Officers (Unaudited)
The Statement of Additional Information (”SAI“) includes additional information about Fund Directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.
Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Interested Directors and Officers(3)
John B. Harris, 47 45 Rockefeller Plaza 34th Floor New York, NY 10111	President, CEO & Director	7 Years	Managing Director of the Investment Adviser since 2018; Analyst of the Investment Adviser; Managing Member of Wishbone Management, LP (SEC-registered investment adviser).	None
Jennifer Rusk Talia, 40 45 Rockefeller Plaza 34th Floor New York, NY 10111	Executive Vice President & Director	Since January 19, 2024	Chief Operating Officer of the Investment Adviser since September 2023; Head of Client Service and Business Development of the Investment Adviser since 2017.	None

Independent Directors
Melissa Crandall, 44 45 Rockefeller Plaza 34th Floor New York, NY 10111	Chairperson of the Board & Director	6 Years	Head of Talent Advisory, C Street Advisory (Talent Management) (2021-2022); Principal, Executive Recruiter, Third Street Partners (Talent Management) (2018-2020); Principal, Executive Recruiter, BraddockMatthews, LLC (Talent Management) (2015- 2017).	None
Peter Atkins, 60 45 Rockefeller Plaza 34th Floor New York, NY 10111	Director	7 Years	Managing Director, Permian Partners (Investment Manager).	None

Sequoia Fund
December 31, 2023
Directors and Officers (Unaudited) (Continued)
Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Independent Directors (Continued)
Edward Lazarus, 64 45 Rockefeller Plaza 34th Floor New York, NY 10111	Director	9 Years	Chief Strategy Officer, Sonos, Inc. (Consumer Electronics) since January 2024; Chief Legal Officer and Corporate Secretary, Sonos, Inc. since January 2019; Chief Financial Officer, Sonos, Inc. (2022-2024); Former Executive Vice President and General Counsel of Tribune Media Co. (2013-2018).	None
Roger Lowenstein, 70 45 Rockefeller Plaza 34th Floor New York, NY 10111	Director	25 Years	Writer for Major Financial and News Publications.	None
Katharine Weymouth, 57 45 Rockefeller Plaza 34th Floor New York, NY 10111	Director	3 Years	Chief Operating Officer, FamilyCare since 2021; Chief Operating Officer and President of DineXpert, Inc. (2018-2020); Publisher, The Washington Post (2008-2014); Chief Executive Officer, Washington Post Media (2008-2014).	Republic Services, Inc. (Waste Management); Graham Holdings Company (Education and Media); Cable One, Inc. (Internet and Cable); Xometry, Inc. (AI Marketplace).
Additional Officers
Patrick Dennis, 53 45 Rockefeller Plaza 34th Floor New York, NY 10111	Treasurer	6 Years	Chief Financial Officer of the Investment Adviser since 2017; Chief Financial Officer of Associated Capital Group, Inc. (2015-2017); Global Head of Operations - Hedge Fund Administration at J.P. Morgan Chase (2013-2015).	None

Sequoia Fund
December 31, 2023
Directors and Officers (Unaudited) (Continued)
Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Additional Officers (Continued)
Yau Dun Lee, 34 45 Rockefeller Plaza 34th Floor New York, NY 10111	Chief Compliance Officer & Secretary	1 Year	Chief Compliance Officer of the Investment Adviser since 2022; Compliance Associate of the Investment Adviser (2021-2022); Compliance Associate at Black Diamond Capital Management, LLC (2019-2021); Compliance Officer at Paradigm Capital Management, Inc. (2018-2019); Compliance Associate at C.L. King & Associates (2015-2018).	None
Michael Valenti, 54 45 Rockefeller Plaza 34th Floor New York, NY 10111	Assistant Secretary	17 Years	Administrator of the Investment Adviser.	None

(1)	There are no other funds in the complex.
(2)	Directors serve until their resignation, removal or death.
(3)	Mr. Harris and Ms. Talia are ”interested persons“ of the Fund, as defined by the 1940 Act, based on their positions with the Investment Adviser.

Sequoia Fund
December 31, 2023
Sequoia Fund, Inc.
45 Rockefeller Plaza, 34th Floor
New York, New York 10111
1-800-686-6884
Website: www.sequoiafund.com
Interested Directors
John B. Harris
Jennifer Rusk Talia
Independent Directors
Melissa Crandall, Chairperson of the Board
Peter Atkins
Edward Lazarus
Roger Lowenstein
Katharine Weymouth
Officers
John B. Harris	—	President & CEO
Jennifer Rusk Talia	—	Executive Vice President
Patrick Dennis	—	Treasurer
Yau Dun Lee	—	Chief Compliance Officer & Secretary
Michael Valenti	—	Assistant Secretary
Investment Adviser
Ruane, Cunniff & Goldfarb L.P.
45 Rockefeller Plaza, 34th Floor
 New York, New York 10111
Distributor
Foreside Financial Services, LLC
 Three Canal Plaza, Suite 100
 Portland, Maine 04101
Custodian
The Bank of New York Mellon
 MF Custody Administration Department
 225 Liberty Street, 25th Floor
 New York, New York 10286
Registrar and Transfer Agent
SS&C GIDS, Inc.
 P.O. Box 219477
 Kansas City, Missouri 64121
Accounting Agent
The Bank of New York Mellon
 4400 Computer Drive
 Westborough, Massachusetts 01581
Legal Counsel
Seward & Kissel LLP
 901 K Street, NW
 Washington, DC 20001

45 Rockefeller Plaza, 34th Floor
New York, NY 10111
(212) 832-5280
info@ruanecunniff.com
For additional information about Ruane, Cunniff & Goldfarb L.P. and Sequoia Fund, please visit www.ruanecunniff.com and www.sequoiafund.com.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,202 for 2022 and $86,795 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,800 for 2022 and $8,710 for 2023.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

 (b) None

 (c) None

 (d) None

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,300 for 2022 and $49,210 for 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sequoia Fund, Inc.

By (Signature and Title)* /s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date March 1, 2024

By (Signature and Title)* /s/ Patrick Dennis
Patrick Dennis, Treasurer
(principal financial officer)

Date March 1, 2024

*	Print the name and title of each signing officer under his or her signature.